UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2021

ELECTROMED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW

New Prague, MN 56071

(Address of Principal Executive Offices)(Zip Code)

(952) 758-9299

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.01 par value	ELMD	NYSE American LLC
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.                                                                                                                       Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Fiscal 2022 Annual Meeting of Shareholders of Electromed, Inc. (the “Annual Meeting”) was held virtually on November 12, 2021. Of the 8,568,843 shares of our common stock eligible to vote at the meeting, 5,439,241 shares were present at the meeting by proxy or electronically. Our shareholders voted on the following matters:

1.	The following individuals designated by our Board of Directors (the “Board”) as nominees for director were elected for a one-year term or until a successor has been elected and qualified, thereby setting the number of directors at seven, with voting as follows:

Name	For	Withheld	Broker Non-Votes
Stan K. Erickson	4,107,532	234,720	1,096,989
Gregory J. Fluet	4,083,155	259,097	1,096,989
Joseph L. Galatowitsch	4,227,550	114,702	1,096,989
Lee A. Jones	3,479,584	862,668	1,096,989
Kathleen S. Skarvan	4,216,125	126,127	1,096,989
Kathleen A. Tune	4,227,525	114,727	1,096,989
Andrea M. Walsh	4,119,082	223,170	1,096,989

2.	Our shareholders ratified the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2022, with voting as follows:

For	Against	Abstain
5,431,896	6,782	563

3.	Our shareholders approved, on a non-binding and advisory basis, our executive compensation, with voting as follows:

For	Against	Abstain	Broker Non-Votes
4,161,610	172,939	7,703	1,096,989

Item 7.01	Regulation FD Disclosure.

Also on November 12, 2021, following her election to the Board at the Annual Meeting, as described under Item 5.07 above, Lee A. Jones was appointed to serve as Chair of the Board.

The following table sets forth the membership of the Board’s standing committees as established following the completion of the Annual Meeting on November 12, 2021.

Board Committee
Director	Audit	Finance and Strategy	Nominating and Governance	Personnel and Compensation	Independent Director
Stan K. Erickson, Vice Chair of Board	Chair		Member		✓
Gregory J. Fluet	Member	Member	Chair		✓
Joseph L. Galatowitsch		Member		Member	✓
Lee A. Jones, Chair of Board		Member	Member	Chair	✓
Kathleen S. Skarvan
Kathleen A. Tune	Member	Chair			✓
Andrea M. Walsh			Member	Member	✓

The information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTROMED, INC.

Date: November 17, 2021	By: /s/ Michael J. MacCourt
	Name:	Michael J. MacCourt
	Title:	Chief Financial Officer